UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2017

Independent Bank Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400

McKinney, TX 75069-3257

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (972) 562-9004

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):

Emerging growth company  ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Explanatory Note

On April 3, 2017, Independent Bank Group, Inc. (the “Company”) filed a Current Report on Form 8-K to report under Item 2.01 thereof that the Company had completed its acquisition of Carlile Bancshares, Inc. (“Carlile”) and Carlile’s wholly owned, consolidated subsidiary, Northstar Bank (“Northstar Bank”), as contemplated by the Agreement and Plan of Reorganization, dated as of November 21, 2016, by and between the Company and Carlile. As permitted under Item 901(a)(4) and Item 9.01(b)(2) of Form 8-K, the consolidated financial statements of Carlile required to be filed under Item 9.01(a) of Form 8-K (“Form 8-K”) of the Securities and Exchange Commission (the “SEC”) and the pro forma financial information required to be filed under Item 9.01(b) of Form 8-K were not included in the Current Report on Form 8-K of the Company filed on April 3, 2017, and this Amendment No. 1 to such Form 8-K (“Form 8-K/A”) is being filed to file with the SEC such historical financial statements of Carlile and such pro forma financial information.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

(i)	The audited consolidated balance sheets of Carlile as of December 31, 2016 and 2015, and the audited consolidated statements of income, comprehensive income, changes in equity and cash flows of Carlile for the years then ended, the related notes thereto and the report of Crowe Horwath LLP, Carlile’s independent auditors, thereon required by this item are included as Exhibit 99.2 hereto and incorporated by reference herein.

(ii)	The unaudited consolidated balance sheet of Carlile, as of March 31, 2017, and the consolidated statement of income, comprehensive income, changes in equity and cash flows of Carlile for the three months ended March 31, 2017, and the related notes thereto required by this item are included as Exhibit 99.3 hereto and incorporated herein by reference.

(b)	Pro forma financial information.

(i)	The unaudited pro forma combined condensed consolidated balance sheet of the Company and its subsidiaries giving effect to the acquisition of Carlile as of March 31, 2017, and the unaudited pro forma combined condensed consolidated statements of income of the Company and its subsidiaries giving effect to the acquisition of Carlile for the three months ended March 31, 2017, and the year ended December 31, 2016, and the related notes thereto required by this item are included as Exhibit 99.4 hereto and incorporated herein by reference.

(c)	Shell Company Transactions.

(i)	Not applicable.

(d)	Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K/A:

2.1	Agreement and Plan of Reorganization, dated as of November 21, 2016, by and between Independent Bank Group, Inc. and Carlile Bancshares, Inc. (incorporated herein by reference to Appendix A to the Company’s Registration Statement on Form S-4 (Registration No. 333-215644)).

23.1*	Consent of Crowe Horwath LLP.

99.1	Press Release issued by Independent Bank Group, Inc. dated April 3, 2017, relating to completion of the Acquisition (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2017).

99.2*	Audited Consolidated Financial Statements of Carlile Bancshares, Inc. as of and for the years ended December 31, 2016 and 2015.

99.3*	Unaudited Consolidated Financial Statements of Carlile Bancshares, Inc. as of and for the three months ended March 31, 2017.

99.4*	Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet of the Company and its subsidiaries giving effect to the acquisition of Carlile Bancshares, Inc. as of March 31, 2017, and Unaudited Pro Forma Combined Condensed Consolidated Statements of Income of the Company and its subsidiaries giving effect to the acquisition of Carlile Bancshares, Inc. for the three months ended March 31, 2017, and the year ended December 31, 2016.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2017

INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Reorganization, dated as of November 21, 2016, by and between Independent Bank Group, Inc. and Carlile Bancshares, Inc. (incorporated herein by reference to Appendix A to the Company’s Registration Statement on Form S-4 (Registration No. 333-215644)).

23.1*	Consent of Crowe Horwath LLP.

99.1	Press Release issued by Independent Bank Group, Inc. dated April 3, 2017, relating to completion of the Acquisition (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2017).

99.2*	Audited Consolidated Financial Statements of Carlile Bancshares, Inc. as of and for the years ended December 31, 2016 and 2015.

99.3*	Unaudited Consolidated Financial Statements of Carlile Bancshares, Inc. as of and for the three months ended March 31, 2017.

99.4*	Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet of the Company and its subsidiaries giving effect to the acquisition of Carlile Bancshares, Inc. as of March 31, 2017, and Unaudited Pro Forma Combined Condensed Consolidated Statements of Income of the Company and its subsidiaries giving effect to the acquisition of Carlile Bancshares, Inc. for the three months ended March 31, 2017, and the year ended December 31, 2016.

*	Filed herewith.